SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: October 8, 2003

                                  BSI2000, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-28287                  88-0418749
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


     12600 W. Colfax Ave., B410, Lakewood, Colorado                 80215
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        (Address of principal executive offices)                  (Zip code)

   Registrant's telephone number, including area code:          (303) 231-9095
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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On October 7, 2003,  the  Registrant  was verbally  informed  that the U.S.
Department of Homeland Security (DHS) did not award to the Registrant any portion of the contract for the delivery to DHS of 1,000 optical stripe read/write drives and biometric verification systems for the U.S. Visitor and Immigration Status Indication Technology (U.S. VISIT) Program, even though Registrant had participated in the pilot testing program for such contract.




                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



Signature:                                 Date:


By:         /s/ Jack Harper                October 7, 2003
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      Jack Harper, President